Exhibit 10.1


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TERMS & CONDITIONS:

Except to the extent provided in any X2K agreement with Customer, the terms and conditions contained herein shall apply to all provisions of Media Services and related services by X2K and to all purchase orders or other offers accepted by X2K related thereto (collectively, the "Service"). These terms and conditions may in some instances conflict with or add to some of the terms and conditions affixed to the purchase order or the procurement document issued by the Customer. In such cases, the terms and conditions contained herein shall govern exclusively and ACCEPTANCE OF CUSTOMER'S ORDER IS EXPRESSLY CONDITIONED UPON CUSTOMER'S ACCEPTANCE OF THE TERMS AND CONDITIONS CONTAINED HEREIN, irrespective of whether Customer accepts these conditions by oral or written acknowledgment, by implication or by acceptance of or payment for the provision of Service ordered hereunder based on the content, materials and/or elements (collectively, the "Content") provided to X2K by Customer.

1. TERMS OF PAYMENT. All invoices are due COD.

2. PRICES; LIENS. Prices for the Service are those shown in the "Summary of Estimated Production coats" section of the Agreement, unless otherwise specified in writing by an authorized X2K representative. X2K shall have a lien and security interest on tapes, CDs, files and other property delivered by CUSTOMER to X2K (and/or made or produced by X2K there from) for the balance of any account due by Customer, including collection and attorney's fees. Prices for the Service are those shown in the agreement, unless otherwise specified in writing by an authorized representative of both Customer and X2K

3. INTELLECTUAL PROPERTY RIGHTS. Customer shall own all right, title and interest in and to any Customer Content.

4. SHIPPING. If X2K provides shipping and handling services for Customer's materials, the Customer will pay COD then shipping and handling fees. Shipping and delivery dates are approximate. In no event, for reasons whether or not beyond X2K's control, shall X2K be liable to Customer or any other party for any losses, damages or liability for delay in delivery of shipped materials; nor shall any delay in delivery of shipped materials constitute grounds for cancellation of Customer's work order.

5. DELIVERY. The delivery dates set forth on this Agreement are approximate only, and X2K is not liable for any damages to Customer, nor shall X2K be in breach of its obligations to Customer because of any delivery made within a reasonable time after the stated delivery date. X2K may. by written notice to Customer, change any delivery date, and such date shall become the agreed- upon delivery date unless Customer objects to such date in writing delivered to X2K within ten (10) days of receipt of X2K's notice. X2K shall not be liable for any

                                  X2K Media Services - Terms & Conditions - Pg I
late delivery caused by the failure of the Customer to provide in a timely manner any necessary information to affect such delivery.

6. FORCE MAJEURE. X2K Is not liable for any failure to deliver, or delay in the delivery of, any Service due to a cause beyond its control, including but not limited to acts of God, fires, typhoons, earthquakes, labor disputes, governmental actions or inability to obtain materials, components, energy, encoding facilities, or transportation. In the event of any such delay, the date of delivery or performance hereunder shall be extended by a period equal to the time lost by reason of such delay. If X2K's production is curtailed for any of the above reasons, X2K may allocate its production among its various customers. Such allocation shall be in a commercially fair and reasonable manner, as determined by X2K in its sole discretion.

7. STORAGE. Only At the Customer's request, X2K will store tapes and Content for a maximum of 60 days. X2K will ship tapes and/or Content to the Customer, COD, after completing all work requiring the material.

8. RIGHT TO REFUSE SERVICE. X2K reserves the right to refuse the service and/or process any Content which X2K, in its sole discretion, deems unlawful, degrading, likely to insight prejudice, or otherwise inappropriate.

9. CUSTOMER WARRANTIES. Customer represents and warrants that: (a) Customer has sufficient rights in the Content to use it in a manner contemplated by this acknowledgment, (b) the Content does not contain matter that is harmful, violent, threatening, abusive, hateful, libelous, slanderous, defamatory, or that constitutes an infringement, misappropriation or violation of any patent, copyright, trade secret, trademark, right of publicity or other intellectual property right of any third party, including but not limited to any and all performance license rights, mechanical license rights, synchronization license rights, rights under the Digital Performance Right in Sound Recordings act of 1995, or any other personal or proprietary rights of any person. (c) the Content does not contain matter that constitutes child pornography or that involves depictions of nudity or sexuality by an age inappropriate-looking performer (i.e. someone who looks younger thatn 18 years of age, regardless of their actual age) or by a performer who is portrayed or made to appear under the age of 18 years of age by virtue of the advertsiing, script, make-up, demeaner, contuming, setting, etc., (d) all of the Content fully complies with federal labeling and record-keeping laws and regulations, specifically 18 U.S.C. section 2257 and 28 CFR 75 and that Customer has all age-verification documentation regarding models appearing in said Content and has properly placed all required custodian of records notices on the Content required by those laws and regulations. (e) the Content does not violate any State or Federal laws concerning obscenity, child pornography or harmful matter and that Customer assumes the sole responsibility and duty to ensure that all Content subject to this Agreement shall only be transmitted to, viewed and retrieved by willing adults and only in locations and jurisdiction w. such Content complies with contemporary community standards, (f) the Content does not contain any depictions of urination or other excretory functions, beastiality, "fisting", incest, rape, sexual assault, actual physical violence, torture


                                  X2K Media Services - Terms & Conditions - pg 2
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or  disfigurement,  (g) the Content and X2K's  provision of Service on behalf of
Customer is not for any illegal, obscene, offensive or immoral purpose.

10. X2K LIMITED WARRANTY; LIMITED LIABILITY; EXCLUSION OF CONSEQUENTIAL DAMAGES. It is understood and agreed that the Customer's materials are transported, received, processed, used and stored at Customer's risk. X2K SHALL NOT BE LIABLE FOR ANY LOST PROFITS OR OTHER DAMAGES CAUSED BY THE LOSS, DAMAGE, DESTRUCTION OF MATERIAL BELONGING TO THE CUSTOMER OR ANY OTHER PERSON WHILE IN TRANSIT OR POSSESSION OF X2K UNLESS CAUSED BY THE NEGLIGENCE OF X2K, IN WHICH EVENT THE LIABILITY OF X2K SHALL BE LIMITED TO THE REPLACEMENT OF A SIMILAR QUANTITY OF BLANK TAPE OR MAGNETIC OR OPTICAL MEDIA TO THE MATERIALS WHICH WERE LOST, DAMAGED OR DESTROYED. Except for such replacement, X2K shall have no further liability regarding the loss, damage or destruction of such materials. X2K shall not be liable to Customer or any other person for any act or omission of any person selected by X2K to perform services or furnish materials to Customer. If materials furnished by X2K are found to be defective in manufacture, X2K shall replace such materials with a similar quantity of blank tape, or magnetic or optical media, provided the Customer notifies X2K in writing within thirty days after shipment of any such defective item. Except for such replacement, X2K shall have no further liability in connection with defective materials. X2K makes no warranty expressed or implied with respect to the materials or services, provided it assumes no responsibility for the character or quality of materials or service provided by it. X2K expressly disclaims all warranties express or implied, statutory or otherwise, including any implied warranty of merchantability or fitness for a particular purpose. All warranties with respect to the service are strictly limited to that set forth in this Agreement. In no event will X2K be liable to the customer for any consequential, indirect, special, or incidental damages even if X2K has been advised of the possibility of such damages. Notwithstanding the foregoing, X2K makes no representation or warranties of any type whatsoever for products or services not actually produced or provided by X2K.

11. INDEMNIFICATION BY CUSTOMER. Customer agrees to defend, protect, indemnify and hold X2K harmless from and against all claims of any kind, whether based in contract, in tort (including negligence or strict liability), or otherwise resulting from: (a) Services provided by X2K on behalf of Customer hereunder, except for any damages arising exclusively out of any material breach of this acknowledgment by X2K, (b) any use by X2K of any data or files provided by Customer to X2K under this acknowledgment, (c) any breach by Customer of its warrranties as set forth herein or of this acknowledgment, including without limitation any failure by customer to observe or satisfy any terms or conditions of this acknowledgment, (d) any violation of any applicable federal, state or local laws with regard to the transmission and use of information and content arising out of the Customer Content, including but not limited to laws related to privacy


                                  X2K Media Services - Terms & Conditions - pg 3
publicity, Federal or State obsenity laws, child pornogrphy laws, laws relating of harmful or indecent matter for minors, the record keeping and labeling laws and regulations set forth in 18 U.S.C. 2257 and 28 C.F.R. 75. (e) any infringement of any United States or other patent, trademark, copyright, trade secret or other intellectual property right, including but not limited to any and all performance license rights, mechanical license rights; synchronization license rights and rights under the Digital PerfoX2Kance Rights Sound Recordings Act of 1995, relating to the Content supplied by Customer to X2K or the Services provided hereunder, or (f) otherwise for any losses, expenses, damages and liabilities, direct, indirect, special or consequential which may arise out of Customer's use, distribution or sale of goods or services covered hereby except those caused solely by the sole gross negligence of X2K.

12. ACKNOWLEDGMENT. Customer acknowledges that X2K in its sole discretion may subcontract all or part of the services to be provided hereunder.

13. ORDER CANCELLATION. If an order for the Service is cancelled, Customer must pay for orders already performed.

14. CONFIDENTIAL INFORMATION. All written information disclosed by either party to the other party labeled as proprietary or confidential shall remain the sole property of the disclosing party. Each party agrees that it shall not disclose, use, modify, copy, reproduce or otherwise divulge such confidential information other than to fulfill its obligations under this Agreement. The prohibitions contained in this Section 12 shall not apply to information (a) already lawfully known to or independently developed by the receiving party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.' Neither party shall disclose to third parties, other than its agents and representatives on a need-to-know basis, the terms of this Agreement or any addenda hereto without the prior written consent of the other party, except either party shall be entitled to disclose (1) such terms to the extent required by law; and (li) the existence of this Agreement.

15. MISCELLANEOUS. Any waiver by X2K of any default by the Customer hereunder shall not be deemed to be a continuing waiver of such default or a waiver of any other default or of any of the terms and conditions of this acknowledgment. The terms and conditions of this acknowledgment may not be superseded, modified, or amended except in a writing stating that it is a modification and signed by an authorized representative of each party hereto, provided, however, that X2K may modify the specifications of the Service provided hereunder if the modification does not change the form fit or function of the Service; This acknowledgment (not including any of the terms and conditions of the Customer's purchase order or any similar document Issued by Customer), constitutes the entire agreement between the Customer and X2K with regard to the Service listed on the face of this acknowledgment,, and expressly supersedes and replaces any prior or contemporaneous agreements, written or oral, relating-to such goods or services. This acknowledgment is governed by, construed and enforced in accordance with the laws of the State of California, without regard to conflict of law provisions. In any suit or action brought to enforce any term,


                                  X2K Media Services - Terms & Conditions - pg 4
condition or covenant of this acknowledgment or to recover damages arising from any breach of the acknowledgment, the losing party shall pay the prevailing party's reasonable attorneys' fees and all other costs and expenses which may be incurred by the prevailing party in any suit, action or in any reviews or appeals there from.

16. INDEPENDENT CONTRACTOR.: NO CONTROL. BY X2K OVER CONTENT OR CUSTOMER'S AFFILIATES. The relationship of X2K and Customer established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to (1) give either party the power to direct and control the day-to-day activities of the other; (ii) deem the parties to be acting as Customers, joint ventures, co-owners or otherwise as participants in a joint undertaking; or (iii) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

16.1 Customer hereby acknowledges and agrees that Customer is solely responsible for the selection of the Content. and all decisions relating to the sale, distribution, display or other dissemination of the Content and that X2K has no supervisory, editorial or other control or responsibility of any kind regarding Customer's website or the Content, or of any of Customer's advertisements, communications or other representations relating to the Content. Customer further acknowledges that X2K has no responsibility, control or involvement in any matters relating to the selection, control, monitoring or supervision of Customer's affiliate webmasters and websites or any content appearing on, or available through any of Customer's affiliate websites.

17. NOTICES. Any notice required or permitted hereunder shall be in writing and will be deemed given when given or deposited in the mails or with common carriers. All communications will be sent by mail, facsimile or electronic mail to the receiving party's contact person for notices listed on the cover page of this Agreement.

18. ARBITRATION. Any dispute relating to or arising out of this Agreement shall be submitted to arbitration pursuant to California Code of Civil Procedure
Section 1280, et. seq. (or any applicable successor statute), with the right to discovery as provided in California Code of Civil Procedure Section1283.05 (or any applicable successor statute).

19. GOVERNING LAW. This Agreement shall be interpreted by, and construed in accordance with, the laws of the State of California without regard to or application of choice-of-law rules or principles. Venue for any legal action arising out of this Agreement shall be Los Angeles, CA.

20. ENTIRE AGREEMENT AND WAIVER. This Agreement executed by the parties constitute the entire agreement between X2K and Customer with respect to the subject matter hereof and all other prior agreements, representations, and__ statement with respect to such subject matter are superceded hereby.

21. SEVERABILITY. In the event any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable, that provision will be


                                  X2K Media Services - Terms & Conditions - pg 5
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enforced to the maximum extent  permissible  under applicable law, and the other provisions of this Agreement will remain In full force and effect.

22. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original, and all of which shall constitute one and the same Agreement.

23. BINDING EFFECT.  This Agreement shall be binding upon and shall inure to the
benefit    of    the    respective    parties    hereto,     their    respective
successors-in-interest, legal representatives, heirs and assigns.

24. SURVIVAL OF OBLIGATIONS. Sections, 3, 9, 10, 11,14, 15, 16, 17, 18, 19 and 23 shall survive any termination, cancellation or expiration of this Agreement for any reason.

Agreed to and accepted:


Signature:  /s/ Javier Caneda                                Date: 1/30/04
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Print Name: Javier Caneda

Company:    Jade Entertainment Group
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Address:    95 Broadhollow Road, Suite 101
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            Melville, NY  11747
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